Exhibit 10.60

AMENDMENT # 1 TO THE LICENSED SOFTWARE ADDENDUM #7

DATED NOVEMBER 1, 2001

BY AND BETWEEN

KONICA CORPORATION AND PEERLESS SYSTEMS CORPORATION

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

 (January 15, 2003 EMS)                                                                                 Page 1                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

AMENDMENT # 1 TO THE LICENSED SOFTWARE

ADDENDUM #7 DATED NOVEMBER 1, 2001

This Amendment #1 (“Amendment #1”) to the Licensed Software Addendum #7 (“LSA #7”) dated January 1, 2002 (“Original Agreement”) is entered into on January 1, 2003 by and between KONICA Corporation, a Japanese corporation (“KONICA”) and Peerless Systems Corporation, a Delaware corporation (“PEERLESS”), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 16, 2000, (hereinafter the “MTLA”). This Amendment #1 is hereby made a part thereof, and the terms and conditions of the Original Agreement are incorporated by reference herein.

WHEREAS, KONICA and PEERLESS wish to extend the term of the Original Agreement;

WHEREAS, KONICA and PEERLESS wish modify the Per Unit License Fee structure;

WHEREAS, KONICA wishes to purchase and PEERLESS agrees to sell a new Block License based on the new Per Unit License Fee structure;

NOW THEREFORE, KONICA and PEERLESS hereto agree as follows effective January 1, 2003:

1.	For the purposes of this Amendment #1 the following section shall be added to Exhibit A:

1.1.3 PEERLESS Software Developer’s Kit (SDK) supporting for Adobe® PDF-to-PostScript conversion module for embedded PDF 1.3 printing

Licenses associated thereto will be paid directly to PEERLESS by KONICA.

2.	For the purposes of this Amendment #1 Exhibit C shall be replaced with the following:

EXHIBIT C—PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES:

For each Authorized KONICA Device shipped pursuant to this Amendment #1, and in LSA #4 (as defined in Exhibit A, sections 2.1.3 and 2.1.4), and in LSA #3 (as defined in Exhibit A, section 2.1.1) and in LSA #2 (as defined in Exhibit A, section 2.1.2) and, LSA #1(as defined in Exhibit A, section 2.1.5), KONICA shall pay to PEERLESS a non-refundable, non-transferable and non-creditable Per Unit License Fee. The amount of the Per Unit License Fee for each Derivative Product developed hereunder shall be set forth in a separate Licensed Software Addendum prior to the time that the Derivative Product begins shipment.

License Fees for the PCL fonts and font scaling technology are not included in the Per Unit License Fees outlined above. These fees must be negotiated with, and paid directly to, the Agfa Corporation. All pricing for Adobe® PostScript®3™ and Postscript® fonts are covered under this Amendment #1 and shall be paid directly to PEERLESS by KONICA.

1.1 LICENCE FEES: The recurring Per Unit License Fee is the fee that PEERLESS charges KONICA for the right to use PEERLESS’ Licensed Products and its hardware design in each Authorized KONICA Device shipped by KONICA, and is detailed in Table 1 below. The Adobe® PostScript® fees are inclusive of Adobe Roman fonts and drivers. Per Unit License Fees for Adobe compatible Kanji fonts are listed in Paragraph 2.1 herein.

 (January 15, 2003 EMS)                                                                                 Page 2                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

TABLE 1- PER UNIT LICENSE FEES (U.S. DOLLARS)

FOR AUTHORIZED KONICA DEVICES CAPABLE OF RUNNING ONE (1) ENGINE AT A TIME
ENGINE SPEED (PPM)	PostScript w/PDF	PostScript Only	PDF Option
	% Adj. MSRP	% Adj. MSRP	% Adj. MSRP
+76	*	*	*
51-75	*	*	*
36-50	*	*	*
20-35	*	*	*
FOR AUTHORIZED KONICA DEVICES CAPABLE OF RUNNING TWO (2) ENGINES SIMULTANEOUSLY
ENGINE SPEED (PPM)	PostScript w/PDF	PostScript Only	PDF Option
	% Adj. MSRP	% Adj. MSRP	% Adj. MSRP
+76	*	*	*
51-75	*	*	*
36-50	*	*	*
20-35	*	*	*

1.1.1	An “Applicable Engine” shall be defined as any engine which can be run by a given Authorized KONICA Device. For example, if an IP-601 can run engine 1, engine 2, and engine 3, engines 1, 2 & 3 would all be Applicable Engines for IP-601.

1.1.2	If all Applicable Engines for an Authorized KONICA Device have engine speeds that are within a single speed range in Table 1 above or Table 2 below, as appropriate, KONICA will use the corresponding Per Unit License Fee percentage to calculate the fees due to PEERLESS.

1.1.3	If an Authorized KONICA Device has Applicable Engines which have engine speeds that are in multiple speed ranges (i.e., if Authorized KONICA Device #1 has Applicable Engines with speeds of 80ppm and 70ppm), KONICA will use the following calculation:

1)	Identify the total shipping volume of the Authorized KONICA Device for the reporting period.

2)	For the Authorized KONICA Device, identify the total shipping volumes for all Applicable Engines.

3)	For each Applicable Engine, calculate the Engine Split by dividing the total shipping volume of the Applicable Engine by the sum of the total shipping volumes of all Applicable Engines for the Authorized KONICA Device. If no Applicable Engines are shipped during a reporting period, KONICA will use the Engine Split from the previous reporting period for that Authorized KONICA Device only.

 (January 15, 2003 EMS)                                                                                 Page 3                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4)	For each Applicable Engine, calculate the Weighted Average Shipping Volume by multiplying the Engine Split by the total shipping volume of the Authorized KONICA Device.

5)	Multiply the Per Unit License Fee percentage from Table 1 above or Table 2 below, as appropriate, by the Weighted Average Shipping Volume and by the Modified SRP to determine the license fees due for the Applicable Engine.

6)	Repeat steps one (1) through five (5) above for all Applicable Engines.

7)	Sum the license fees due for all Applicable Engines to determine to total license fees due for the reporting period.

EXAMPLE:

Authorized KONICA Device #1 has three (3) Applicable Engines, a 76ppm engine, a 60ppm engine, and a 55ppm engine. Authorized KONICA Device #1 is capable of running two engines simultaneously. Authorized KONICA Device #1 is shipping under a Block License. In a given reporting period, the total shipment volumes are as follows:

Units Shipped
76ppm engine	*
60ppm engine	*
55ppm engine	*
Authorized KONICA Device #1	*

The SRPs for the Applicable Engines are as follows:

SRP
76ppm engine	US$*
60ppm engine	US$*
55ppm engine	US$*

For the 76ppm engine, the Engine Split would equal *

For the 76ppm engine, the Weighted Average Shipping Volume would equal *

For the 76ppm engine, the license fees due would equal *

The above steps would be repeated for the 60ppm engine and the 55ppm engine to determine the total license fees due for Authorized KONICA Device #1.

1.1.4	The “SRP” shall be defined as the suggested retail price for a minimum configuration of an Authorized KONICA Device which is both 1) capable of operation as an Adobe® PostScript® printer and 2) a configuration available for sale to an End User as established in the United States of America or in Japan if the Authorized KONICA Device is not sold in the United States of America.

1.1.5	*

1.1.6	The Engine Split, Weighted Average Shipping Volume, and Modified SRP shall be recalculated each calendar quarter for each Authorized KONICA Device based on actual volumes and SRPs.

 (January 15, 2003 EMS)                                                                                 Page 4                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.1.7	KONICA shall provide all of the calculation details to PEERLESS. Notwithstanding the above, in case of an audit as allowed by the MTLA, additional information may need to be provided to the independent auditors.

1.2 INCREMENTAL PER UNIT LICENSE FEES FOR KANJI FONTS: In addition to the recurring Per Unit License Fees enumerated in Paragraph 2.0 hereinabove, for each Authorized KONICA Device containing Adobe® PostScript® Kanji fonts, KONICA will pay to PEERLESS the following Per Unit License Fees:

1.2.1 PS-362J, IP-601J, PS-361J, PS-361MJ, PS-351J, and PS-332J. Base requirement of 2 (two) Morisawa fonts, U.S.$* (* U.S. dollars) per unit.

1.2.2 PS-344J, PS-345J, PS-342J, PS-341J and PS-343J. Base requirement of 2 (two) Heisei fonts as follows:

Modified SRP (Yen)	Royalty per Heisei Typeface (US $)
≥ 1,200,000	$*
850,000 - 1,199,999	$*
750,000 - 849,999	$*
650,000 - 749,999	$*
550,000 - 649,999	$*
450,000 - 549,999	$*
350,000 - 449,999	$*
250,000 - 349,999	$*
150,000 - 249,999	$*
<150,000	$*

1.3 OTHER LICENSE FEES: PEERLESS agrees that there is no additional Per Unit License Fee for the PSIO Interface so long as it is used with network interface cards (NICs) that are licensed from PEERLESS, Emulex or net/Silicon. KONICA agrees to notify PEERLESS in writing of its agreement with a NIC provider and identify it to PEERLESS. However, If KONICA uses NICs from a source other than PEERLESS, Emulex or net/Silicon, a Per Unit License *% of the NICs Manufacturer’s Suggested Retail Price will be charged to KONICA for the use of the PSIO interface. If KONICA would like third parties to develop NICs for the KONICA printers, the third parties should contact PEERLESS to make arrangements to license the PSIO interface.

1.4 OTHER PROVISIONS: KONICA shall pay royalties due on the Authorized KONICA Devices shipped to KONICA OEMs hereunder in United States dollars. The Per Unit License Fee obligation shall accrue at the time each Authorized KONICA Device containing the PEERLESS Licensed Product(s) or any portion thereof is shipped to a KONICA OEM, and shall be reported and paid on a calendar quarter basis.

KONICA agrees to make such report within * (*) days following the end of each calendar quarter, and make payment within * (*) days following the end of each calendar quarter, commencing with the date of first shipment and continuing until KONICA discontinues shipping the Authorized KONICA Device containing PEERLESS Licensed Product(s). KONICA will notify in writing PEERLESS at the time of the discontinuance of the Authorized KONICA Device. KONICA will also provide PEERLESS each quarter a rolling monthly forecast for the subsequent six months of the Authorized KONICA Devices containing the PEERLESS Licensed

 (January 15, 2003 EMS)                                                                                 Page 5                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Product(s).

License fees for the PCL fonts and font scaling technology are not included in the KONICA Per Unit License Fees outlined above. These fees must be negotiated with, and paid directly to, Bitstream, Inc. and/or Agfa Corporation.

1.5 BLOCK LICENSE: Without limiting any of KONICA’s rights under the MTLA, and subject to the provisions of this Amendment #1 as well as the payment of all applicable Per Unit License Fees as stated in Exhibit C herein for the term of such license, PEERLESS grants to KONICA a non-exclusive and non-transferable Block License for the distribution of the PEERLESS Licensed Products in Object Code format only as contained in the Authorized KONICA Devices that are identified in this Section 1.5.2 below:

1.5.1 Block License Payment. PEERLESS has granted KONICA a Block License for PEERLESS Licensed Products contained in the Authorized KONICA Devices. This Block License shall be granted upon the non-refundable, non-transferable and non-creditable payment of U.S.$* (* U.S. dollars), due and payable as of *. This Block License Payment shall be paid on the following dates:

a)	Payment of U.S.$* (* U.S. dollars) *.
b)	Payment of U.S.$* (* U.S. dollars) on *.
c)	Payment of U.S.$* (* U.S. dollars) on *.
d)	Payment of U.S.$* (* U.S. dollars) on *.
e)	Payment of U.S.$* (* U.S. dollars) on *.

1.5.2 Block License Terms and Conditions. The terms and conditions of the Block License granted to KONICA are as follows:

a)	The application of the Block License shall apply to the use of the following named PEERLESS Licensed Products: Adobe® PostScript®3™ and Adobe Kanji fonts.

b)	LICENCE FEES: KONICA will use the calculation in Exhibit C, Section 1.1 above to determine the Per Unit License Fee except that KONICA may use the percentages defined in Table 2 below instead of the percentages defined in Table 1 above.

 (January 15, 2003 EMS)                                                                                 Page 6                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TABLE 2- PER UNIT LICENSE FEES (U.S. DOLLARS)

FOR AUTHORIZED KONICA DEVICES CAPABLE OF RUNNING ONE (1) ENGINE AT A TIME
ENGINE SPEED (PPM)	PostScript w/PDF	PostScript Only	PDF Option
	% Adj. MSRP	% Adj. MSRP	% Adj. MSRP
+76	*	*	*
51-75	*	*	*
36-50	*	*	*
20-35	*	*	*
FOR AUTHORIZED KONICA DEVICES CAPABLE OF RUNNING TWO (2) ENGINES SIMULTANEOUSLY
ENGINE SPEED (PPM)	PostScript w/PDF	PostScript Only	PDF Option
	% Adj. MSRP	% Adj. MSRP	% Adj. MSRP
+76	*	*	*
51-75	*	*	*
36-50	*	*	*
20-35	*	*	*

c)	For Authorized KONICA Devices with engine speeds of 51ppm or greater which have Adobe® PostScript® licensed from PEERLESS, KONICA may distribute the PDF Option at no additional Per Unit Fee. For Authorized KONICA Devices with engine speeds less than 51ppm which have Adobe® PostScript® licensed from PEERLESS, KONICA may distribute the PDF Option at the rates identified in Table 2 above.

d)	KONICA will apply the above stated recurring Per Unit License Fee to the actual number of Authorized KONICA Devices shipped which contain the Object Code copies of the PEERLESS Licensed Products set out in 1.4.2 (a) above, and will thus calculate the equivalent earned recurring license fee.

e)	The recurring license fees stated in 1.5.2 b) shall apply the equivalent earned recurring Per Unit License Fee equals U.S. $* (* U.S. dollars),

f)	Upon exhaustion of the U.S. $* (* U.S. dollars) Block License granted herein, the following actions may take place:

i)	The Parties agree that they will negotiate, in good faith, a future Block License structure reflecting similar discount structures as contained herein; or

ii)	KONICA, at its sole discretion, may decide not to purchase an additional Block License.

g)	The Block License is payable to PEERLESS notwithstanding that Adobe does not certify the Authorized KONICA Device. Additionally, none or any portion of the Block License Fee is refundable or transferable if the Block License is not completely credited or applied as set out hereinabove.

h)	The Block License and the Block License Fee are non-refundable, non-creditable and non-transferable to any other Authorized KONICA Device other than those identified in Exhibit A, Section 2.1 herein.

 (January 15, 2003 EMS)                                                                                 Page 7                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3. Effective January 1, 2003, any remaining balance from the original block license of LSA #7 of US $*

(* U.S. dollars) shall be used to offset under the new Per Unit License Fee structure in the Exhibit C modified by this Amendment #1.

4. Except as expressly provided herein, all of the terms of the Original Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Amendment #1 as of the date first set forth below.

KONICA CORPORATION	PEERLESS SYSTEMS CORPORATION
By: /s/ MASATOSHI MATSUZAKI	By: s/ RON DAVIS
Name: Masatoshi Matsuzaki	Name: Ron Davis
Title: General Manager, Product Planning, Marketing Division, Office Document Company	Title: Vice President Worldwide Sales
Date: January 27, 2003	Date: January 27, 2003

///End

 (January 15, 2003 EMS)                                                                                 Page 8                                             Initials: KONICA        ; PEERLESS

FOR BUSINESS DISCUSSION PURPOSES ONLY

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.

Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.